GMAC RFC (GRAPHIC OMITTED)

CREDIT SUISSE FIRST BOSTON

RMBS New Issue Term Sheet

$850,000,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-RZ4

RAMP Series 2003-RZ4 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

September 10, 2003
TRANSACTION SUMMARY
Class(3)	Expected Class Size (2)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Expected Final Distribution Date(6)	Final Scheduled Distribution Date(7)	Expected Ratings Moody's/S&P
A-1(5)	337,000,000	Floating	Seq	1.00/1.00	1-23/1-23	8/25/2005	6/25/2024	Aaa/AAA
A-2(5)	92,600,000	Fixed	Seq	2.20/2.20	23-30/23-30	3/25/2006	7/25/2027	Aaa/AAA
A-3(5)	95,700,000	Fixed	Seq	3.00/3.00	30-44/30-44	5/25/2007	2/25/2030	Aaa/AAA
A-4(5)	36,700,000	Fixed	Seq	4.00/4.00	44-52/44-52	1/25/2008	12/25/2030	Aaa/AAA
A-5(5)	53,500,000	Fixed	Seq	5.00/5.00	52-70/52-70	7/25/2009	2/25/2032	Aaa/AAA
A-6(1)(4)(5)	73,000,000	Fixed	Seq	7.49/9.79	70-96/70-207	12/25/2020	9/25/2033	Aaa/AAA
A-7(4)(5)	76,500,000	Fixed	NAS	6.33/6.53	38-96/38-205	10/25/2020	6/25/2033	Aaa/AAA
M-1(4)(5)(8)	45,475,000	Fixed	Mezz	5.33/5.80	37-96/37-157	10/25/2016	9/25/2033	Aa2/AA
M-2(4)(5)(8)	31,025,000	Fixed	Mezz	5.33/5.64	37-96/37-136	1/25/2015	9/25/2033	A2/A
M-3(4)(5)(8)	8,500,000	Fixed	Mezz	5.32/5.40	37-96/37-108	9/25/2012	9/25/2033	A3/BBB

Structure:

  If so indicated in the prospectus for the Offered Certificates, a certificates' insurance policy may be obtained to guaranty certain payments of principal and interest on the Class A-6 Certificates or a portion thereof. The Net WAC Cap Rate described herein would be reduced by the premium payable on the policy. The issuer of the policy would be entitled to reimbursement for draws on the policy from any Excess Cashflow remaining after payment of realized losses pursuant to clause (i) under "Net Monthly Excess Cashflow" herein.
  The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.
  The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumption.
  The coupons on the Class A-6, Class A-7, and Class M Certificates will increase by 0.50% on the second Distribution Date following the first possible Clean-Up Call Date.
  The Offered Certificates may be subject to the applicable Net WAC Cap Rate.
  The Expected Final Distribution Date is the Distribution Date based on the Prepayment Pricing Assumption run to maturity with zero losses on the mortgage loans.
  The Final Scheduled Distribution Date for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-7 Certificates is the Distribution Date based on 0% CPR, zero losses, an Overcollateralization Target and Overcollateralization Floor of $0 and run to maturity. The Final Scheduled Distribution Date for the Class A-6 and Class M Certificates is the 360th Distribution Date.
  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Prepayment Pricing Assumption
100% PPC, assumes that prepayments start at 4% CPR in month one, increase by approximately 1.909% each month to 25% CPR in month twelve, and remain at 25% CPR thereafter.

Contacts
Credit Suisse First Boston LLC
ABS Syndicate / Trading	Tel: (212) 325-8549
Tricia Hazelwood	tricia.hazelwood@csfb.com
Melissa Simmons	melissa.simmons@csfb.com
James Drvostep	james.drvostep@csfb.com
Jim Regan	jim.regan@csfb.com

Asset Finance
Brendan Keane (212) 325-6459	brendan.keane@csfb.com
John Herbert (212) 325-2412	john.herbert@csfb.com
Kenny Rosenberg (212) 325-3587	kenneth.rosenberg@csfb.com
Brian Culang (212) 325-0783	brian.culang@csfb.com

SUMMARY OF TERMS
Title of Securities:	RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4
Offered Certificates:

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates").

Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (the "Class M Certificates").

Class A Certificates and the Class M Certificates are referred herein as the "Offered Certificates".

Master Servicer:	Residential Funding Corporation
Subservicer:	The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 100% of the Mortgage Loans.
Trustee:	JPMorgan Chase Bank
Depositor:	Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation
Co-Lead Managers:	Banc of America Securities LLC and Bear, Stearns & Co. Inc.
Co-Managers:	Residential Funding Securities Corporation and Credit Suisse First Boston
Cut-Off Date:	September 1, 2003
Distribution Dates:

Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in October 2003.

Closing Date:	On or about September 29, 2003

SUMMARY OF TERMS (Continued)
Form of Certificates:

The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $[25,000] and integral multiples of $1 in excess thereof. The Class M-2 Certificates and the Class M-3 Certificates will be offered in minimum denominations of [$250,000] and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.
ERISA Eligibility:

The Class A Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. The Class M Certificates will not be eligible for purchase with ERISA Plan assets other than by insurance company general accounts. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
P&I Advances:

The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

Monthly Fees:	Servicing Fee Minimum of 0.25% per annum, payable monthly.; Master Servicing Fee of 0.05% per annum, payable monthly.
Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

Optional Call:

The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on any Distribution Date on which the current pool principal balance declines to 10% or less of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date (the "Clean-up Call Date").

Mortgage Loans:	The mortgage pool will consist of one- to two-family, fixed rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

HIGHLIGHTS OF THE PROGRAM
  The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.
  Requires residual income of at least $1,500
  Maximum LTV may be as high as 107% but LTVs above 103% requires an A1 or A2 Credit Grade.
  Maximum LTV of 103% for credit scores below 680.
  Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).
  No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

INTEREST PAYMENTS
Interest Payments:

On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

Accrual Period:

The "Accrual Period" for the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs. The trustee will calculate interest on the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates based on a 360-day year that consists of twelve 30-day months. The Class A-1 Certificates will be entitled to interest accrual, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the First Distribution Date) to and including the day prior to the then current Distribution Date (the "Class A-1 Accrual Period") at the Class A-1 pass-through rate on the aggregate principal balance of the Class A-1 Certificates, calculated on an actual/360-day basis.

Net Mortgage Rate:	With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.
Net WAC Cap Rate:

With respect to any Distribution Date, the weighted average Net Mortgage Rate in effect for such Distribution Date. The Net WAC Cap Rate for the Class A-1 Certificates will be further adjusted to reflect an actual/360-day basis interest accrual. All classes of Certificates may be subject to the Net WAC Cap Rate.

Prepayment Interest Shortfall:

With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls will be covered by excess cash flow in the current period. Any Relief Act Shortfalls not covered by Excess Cash Flow in the current period will remain unpaid.

INTEREST PAYMENTS (Continued)
Allocation of Shortfall:

Any Prepayment Interest Shortfalls which are not covered by Eligible Master Servicing Compensation will be allocated among the offered certificates, pro rata, in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates. Relief Act Shortfalls are allocated on a pro-rata basis among the Class A and Class M Certificates.

Net WAC Cap Shortfall:

With respect to the Offered Certificates and any Distribution Date, the sum of (i) the amount of interest that would have been payable to such Class of Certificates on such Distribution Date if the pass-through rate for such class of Certificates on such Distribution Date were calculated at the related coupon of such class over the amount of current interest payable on such Class of Certificates at the Net WAC Cap Rate for such Distribution Date and (ii) the related Net WAC Cap Shortfall from prior Distribution Dates not previously paid, together with accrued interest at a rate equal to the related pass-through rate for such Distribution Date.

Current Interest:	Interest at the related pass-through rate for the accrual period.
Unpaid Interest Amount:	Interest remaining unpaid from prior Distribution Dates.
Step-up Coupon:	The Class A-6, Class A-7, Class M-1, Class M-2 and Class M-3 pass-through rates will each increase by 0.50% on the second Distribution Date following the first possible Clean-up Call Date.

PRINCIPAL PAYMENTS
Principal Payments:

Principal distributions with respect to the Class A Certificates will first be allocated to the Class A-7 Certificates in an amount equal to the Class A-7 Lockout Distribution Amount. The remaining principal distribution amount will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, until each class is paid in full.

The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Distributions" below.

Principal Distribution Amount:

On any Distribution Date, the lesser of (a) the excess of (1) the Available Distribution Amount over (2) the Interest Distribution Amount and (b) the aggregate amount described below:

The sum of (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal payments made by the respective mortgagors, to the extent not distributed in the preceding month; (iv) the lesser of (a) the Excess Cashflow for that Distribution Date and (b) the principal portion of any realized losses(as defined in the pooling and servicing agreement), incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that Distribution Date; and (v) the lesser of (a) the Excess Cashflow for that Distribution Date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date; minus the sum of (1) the amount of any Overcollateralization Reduction Amount for that Distribution Date; (2) certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement; and (3) any subsequent recoveries related to principal.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Class A and Class M Certificates.

PRINCIPAL PAYMENTS (Continued)
Class A-7 Lockout Distribution Amount:

For any Distribution Date, the product of (x) the Class A-7 Lockout Percentage for that Distribution Date and (y) the Class A-7 Pro Rata Distribution Amount for that Distribution Date. In no event will the Class A-7 Lockout Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount for that Distribution Date or the Certificate Principal Balance of the Class A-7 Certificates.

Class A-7 Lockout Percentage:

For each Distribution Date, the applicable percentage set forth below:

Distribution Dates Lockout Percentage

October 2003 through September 2006 0%

October 2006 through September 2008 45%

October 2008 through September 2009 80%

October 2009 through September 2010 100%

October 2010 and thereafter 300%

Class A-7 Pro Rata Distribution Amount:

For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date and (y) the Class A Principal Distribution Amount for that Distribution Date.

Principal Remittance Amount:	With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.
Interest Distribution Amount:

With respect to any Distribution Date, the aggregate amount of accrued certificate interest on the Class A and Class M Certificates for that Distribution Date, less (a) any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation as described herein (b) less any Relief Act Shortfalls and (c) the interest portion of realized losses allocated to the related class as described in the pooling and servicing agreement.

PRINCIPAL PAYMENTS (Continued)
Available Distribution Amount:

For any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the Master Servicer and any subservicer: (a) the aggregate amount of scheduled payments on the mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that Distribution Date; (b) unscheduled payments, including mortgagor prepayments on the mortgage loans, insurance proceeds and liquidation proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the mortgage loans.

With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month on which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.

CREDIT ENHANCEMENT (Continued)
Credit Enhancement:	Credit enhancement for the structure is provided by the following: Excess Cashflow; Overcollateralization; and Subordination.
Excess Cashflow:

With respect to any Distribution Date, an amount equal to the sum of (x) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that distribution date.

Required Overcollateralization Amount:

With respect to any Distribution Date, (a) prior to the Stepdown Date, 2.40% of the Cut-Off Date aggregate principal balance of the mortgage loans or (b) on or after the Stepdown Date, the greater of (i) 4.80% of the then current aggregate principal balance of the mortgage loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Required Overcollateralization Amount with respect to the mortgage loans will not be reduced and will remain at the Required Overcollateralization Amount from the previous Distribution Date.

Overcollateralization Floor:	An amount equal to 0.50% of the Cut-Off Date aggregate principal balance of the mortgage loans. Approximately $4,250,000 as of the Cut-Off Date.
Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.
Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans as of the end of the preceding due period, over (b) the aggregate Certificate Principal Balance of the Class A and Class M Certificates immediately prior to that Distribution Date less the Principal Remittance Amount.

Overcollateralization Increase Amount:

With respect to (a) the Distribution Dates in October 2003 through January 2004, $0, and (b) any Distribution Date after January 2004, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:

With respect to any Distribution Date, after taking into account all other distributions on that Distribution Date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date, and (b) the Principal Remittance Amount for that Distribution Date.

CREDIT ENHANCEMENT
Expected Credit Support Percentage:
	Class	Initial Credit Support *	After Stepdown Support
	A	10.00%	24.80%
	M-1	4.65%	14.10%
	M-2	1.00%	6.80%
	M-3	0.00%	4.80%

*For any class of Offered Certificate, the Initial Credit Support is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loan as of the Cut-Off Date. The Initial Credit Support is not inclusive of the OC Target.

Subordination Percentage:
	Class	Subordination Percentage
	A	75.20%
	M-1	85.90%
	M-2	93.20%
	M-3	95.20%
Stepdown Date:	The later to occur of (x) the Distribution Date in October 2006 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 24.80%.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the end of the preceding due period.

CREDIT ENHANCEMENT (Continued)
Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if (i) the Sixty-Plus Delinquency Percentage, as determined on that distribution date, exceeds 8.00% or (ii) if during such period the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate principal balance of the mortgage loans exceeds the values defined below:

	Distribution Dates
	October 2006 - September 2007	2.50%
	October 2007 - September 2008	3.00%
	October 2008 - September 2009	3.25%
	October 2009 and after	3.50%
Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for the prior three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including mortgaged loans in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the mortgage loans immediately preceding the relevant Distribution Date.

PRIORITY OF DISTRIBUTIONS
Interest Distributions:

On each Distribution Date, the Interest Distribution Amount will be distributed in the following order of priority:

  To the holders of the Class A Certificates, Current Interest plus any Unpaid Interest Amount less any Prepayment Interest Shortfalls for that Distribution Date (not covered by Eligible Master Servicing Compensation or Excess Cashflow) less any Relief Act Shortfalls, on a pro rata basis;

  To the holders of the Class M-1 Certificates, Current Interest plus any Unpaid Interest Amount less any Prepayment Interest Shortfalls for that Distribution Date (not covered by Eligible Master Servicing Compensation or Excess Cashflow) less any Relief Act Shortfalls, for such Distribution Date;

  To the holders of the Class M-2 Certificates, Current Interest plus any Unpaid Interest Amount less any Prepayment Interest Shortfalls for that Distribution Date (not covered by Eligible Master Servicing Compensation or Excess Cashflow) less any Relief Act Shortfalls, for such Distribution Date; and

  To the holders of the Class M-3 Certificates, Current Interest plus any Unpaid Interest Amount less any Prepayment Interest Shortfalls for that Distribution Date (not covered by Eligible Master Servicing Compensation or Excess Cashflow) less any Relief Act Shortfalls, for such Distribution Date.

Principal Distributions:

On each Distribution Date, the Principal Distribution Amount available amount will be distributed in the following order of priority:

  To the holders of the Class A Certificates, the Class A Principal Distribution Amount, to be distributed, first to the holders of the Class A-7 Certificates, in an amount equal to the Class A-7 Lockout Distribution Amount for that distribution date, and then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, the Class A Principal Distribution Amount, until each Certificate Principal Balance thereof has been reduced to zero;

  To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

  To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

  To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

PRIORITY OF DISTRIBUTIONS (Continued)
Net Monthly Excess Cashflow:

On each Distribution Date, the Excess Cashflow will be distributed in the following order of priority:

  To pay the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, the principal portion of realized losses, incurred on the mortgage loans for the preceding calendar month;

  Except on the first four Distribution Dates, to pay any Overcollateralization Increase Amount to the class or classes of Certificates then entitled to receive distributions in respect of principal;

  To pay the holders of the Class A and Class M Certificates, pro rata, based on Accrued Certificate Interest otherwise due thereon, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the mortgage loans for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

  To pay the holders of the Class A and Class M Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

  To the holders of the Class A Certificates, pro rata, and then to the holders of the Class M Certificates, in order of priority, any Net WAC Cap Shortfall allocated thereto that remains unpaid as of that Distribution Date;

  To pay current period Relief Act Shortfalls;

  To pay the holders of the Class A Certificates, pro rata, and then to the holders of the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  To pay the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

PRINCIPAL DISTRIBUTION
Class A Principal Distribution Amount:

With respect to any Distribution Date:

  prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Distribution Date, or on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 75.20% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date:

  prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

  on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the Certificate Principal Balance of the Class M-1 immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 85.90% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

PRINCIPAL DISTRIBUTION (Continued)
Class M-2 Principal Distribution Amount:

With respect to any Distribution Date:

  prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

  on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 93.20% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date:

  prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount or

  on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 95.20% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Prospectus:

The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF THE COLLATERAL

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$736,873,430.21
Number of Loans	4,694
Average Outstanding Principal Balance	$156,981.98	$21,804.58	$649,383.25
(1) Original Loan-to-Value Ratio	102.41%	90.00%	107.00%
(1) Mortgage Rate	7.1980%	5.7500%	9.5000%
(1) Net Mortgage Rate	6.8980%	5.4500%	9.2000%
(1) Stated Remaining Term to Maturity (months)	352	143	360
(1) (2) Credit Score	706	600	828
(1) Weighted Average reflected in Total.
(2) 100.00% of the Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed	100.00%

Fully Amortizing Mortgage Loans	97.34%

Lien	First	100.00%

Property Type	Single-family detached	72.86%
Planned Unit Development (detached)	10.38%
Condo Low-Rise (less than 5 stories)	7.35%
Planned Unit Development (attached)	4.89%
Two family units	2.96%
Townhouse	1.53%
Leasehold	0.04%

Occupancy Status	Primary Residence	94.41%
Non Owner-occupied	4.54%
Second/Vacation	1.05%

Documentation Type	Full Documentation	89.00%
Limited Documentation	11.00%

Geographic Distribution	California	17.83%
Florida	6.09%
Virginia	5.54%
Arizona	5.05%
Michigan	4.82%

Number of States (including DC)	51

Largest Zip Code Concentration	95758	0.40%

Loans with Prepayment Penalties	56.19%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
600 - 619	294	$40,733,520	5.53%	$138,549	101.69%
620 - 639	457	70,145,724	9.52	153,492	101.69
640 - 659	357	52,216,205	7.09	146,264	101.88
660 - 679	322	49,389,461	6.70	153,383	101.89
680 - 699	631	101,960,510	13.84	161,586	103.67
700 - 719	502	82,594,282	11.21	164,530	103.77
720 - 739	787	124,840,687	16.94	158,629	102.45
740 - 759	650	104,677,419	14.21	161,042	101.96
760 - 779	476	76,508,138	10.38	160,731	101.82
780 - 799	165	25,407,474	3.45	153,985	101.84
800 or greater	53	8,400,010	1.14	158,491	101.84
TOTAL	4,694	$736,873,430	100.00%	$156,982	102.41%

Debt-to-Income Ratios
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
0.01% - 5.00%	1	$166,895	0.02%	$166,895	731	95.00%
5.01% - 10.00%	6	716,516	0.10	119,419	765	97.10
10.01% - 15.00%	33	3,013,854	0.41	91,329	745	98.58
15.01% - 20.00%	95	10,108,501	1.37	106,405	721	101.11
20.01% - 25.00%	221	26,954,371	3.66	121,965	724	101.86
25.01% - 30.00%	443	58,582,198	7.95	132,240	717	101.92
30.01% - 35.00%	760	112,966,516	15.33	148,640	712	102.40
35.01% - 40.00%	1,176	186,643,479	25.33	158,710	709	102.60
40.01% - 45.00%	1,611	281,769,039	38.24	174,903	707	102.65
45.01% - 50.00%	348	55,952,063	7.59	160,782	649	101.92
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$ 1 - $100,000	1,020	$78,410,340	10.64%	$76,873	704	101.61%
$100,001 - $200,000	2,639	384,917,624	52.24	145,857	702	102.30
$200,001 - $300,000	850	205,738,063	27.92	242,045	706	102.55
$300,001 - $400,000	154	52,641,080	7.14	341,825	718	103.56
$400,001 - $500,000	21	9,348,585	1.27	445,171	739	104.70
$500,001 - $600,000	7	3,908,530	0.53	558,361	750	101.42
$600,001 - $700,000	3	1,909,208	0.26	636,403	738	102.34
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.0000% - 5.4999%	1	$141,852	0.02%	$141,852	790	105.00%
5.5000% - 5.9999%	186	36,476,174	4.95	196,108	750	103.55
6.0000% - 6.4999%	1,175	201,759,272	27.38	171,710	736	103.04
6.5000% - 6.9999%	1,235	195,789,229	26.57	158,534	722	102.55
7.0000% - 7.4999%	1,136	168,587,654	22.88	148,405	691	101.68
7.5000% - 7.9999%	562	83,464,949	11.33	148,514	648	101.77
8.0000% - 8.4999%	341	44,671,540	6.06	131,002	633	102.01
8.5000% - 8.9999%	52	5,298,052	0.72	101,886	630	101.96
9.0000% - 9.4999%	6	684,709	0.09	114,118	619	103.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.5000% - 5.9999%	19	$3,128,609	0.42%	$164,664	754	102.82%
6.0000% - 6.4999%	397	74,973,806	10.17	188,851	746	103.23
6.5000% - 6.9999%	1,410	233,971,315	31.75	165,937	732	102.99
7.0000% - 7.4999%	1,129	174,113,756	23.63	154,219	715	102.05
7.5000% - 7.9999%	1,009	151,521,564	20.56	150,170	677	101.84
8.0000% - 8.4999%	441	63,117,224	8.57	143,123	643	101.88
8.5000% - 8.9999%	260	33,187,304	4.50	127,643	630	101.92
9.0000% - 9.4999%	27	2,658,344	0.36	98,457	626	102.10
9.5000% - 9.9999%	2	201,509	0.03	100,754	641	103.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
85.01% - 90.00%	4	$465,195	0.06%	$116,299	733
90.01% - 95.00%	383	41,161,697	5.59	107,472	745
95.01% - 100.00%	1,372	219,027,416	29.72	159,641	709
100.01% - 101.00%	55	8,986,545	1.22	163,392	706
101.01% - 102.00%	119	20,656,466	2.80	173,584	706
102.01% - 103.00%	1,399	220,980,409	29.99	157,956	673
103.01% - 104.00%	186	34,152,133	4.63	183,614	736
104.01% - 105.00%	202	33,428,148	4.54	165,486	732
105.01% - 106.00%	186	31,728,581	4.31	170,584	727
106.01% - 107.00%	788	126,286,841	17.14	160,262	723
TOTAL	4,694	$736,873,430	100.00%	$156,982	706

Geographic Distribution of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	592	$131,399,675	17.83%	$221,959	717	102.58%
Florida	330	44,896,658	6.09	136,050	696	102.94
Virginia	228	40,810,349	5.54	178,993	714	102.96
Arizona	251	37,187,430	5.05	148,157	706	101.69
Michigan	256	35,543,523	4.82	138,842	694	102.35
Washington	180	31,456,038	4.27	174,756	713	102.12
Maryland	163	30,995,320	4.21	190,155	713	103.81
Texas	233	29,092,003	3.95	124,858	705	101.20
Nevada	143	25,046,955	3.40	175,154	706	101.46
Ohio	195	25,017,521	3.40	128,295	694	102.67
Colorado	138	24,802,578	3.37	179,729	699	101.97
Other (1)	1,985	280,625,380	38.08	141,373	702	102.38
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Purchase	3,227	$510,033,226	69.22%	$158,052	715	102.05%
Rate/Term Refinance	370	56,597,639	7.68	152,967	701	103.32
Equity Refinance	1,097	170,242,565	23.10	155,189	679	103.18
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgage Loan Documentation Type
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	4,178	$655,809,344	89.00%	$156,967	701	102.77%
Limited Documentation	516	81,064,086	11.00	157,101	745	99.51
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	4,311	$695,658,230	94.41%	$161,368	703	102.77%
Second/Vacation Home	56	7,750,302	1.05	138,398	749	102.59
Non-Owner Occupied	327	33,464,897	4.54	102,339	756	94.92
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Mortgaged Property Types
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	3,479	$536,913,012	72.86%	$154,330	703	102.56%
Planned Unit Developments (detached)	415	76,456,601	10.38	184,233	711	102.11
Two-family units	149	21,781,910	2.96	146,187	725	99.17
Condo Low-Rise (less than 5 stories)	356	54,170,852	7.35	152,165	711	102.40
Townhouse	85	11,268,131	1.53	132,566	729	102.48
Planned Unit Developments (attached)	209	36,002,360	4.89	172,260	711	102.71
Leasehold	1	280,564	0.04	280,564	707	104.00
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Credit Grades
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	2,092	$333,777,138	45.30%	$159,549	751	102.09%
A2	1,047	171,396,199	23.26	163,702	699	103.87
A3	662	102,943,658	13.97	155,504	648	101.84
A4	893	128,756,435	17.47	144,184	643	101.75
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

Prepayment Penalty Terms
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	2,012	$322,829,916	43.81%	$160,452	708	102.56%
12 Months	193	35,933,121	4.88	186,182	705	101.97
24 Months	109	19,390,009	2.63	177,890	714	102.17
36 Months	2,230	336,185,720	45.62	150,756	704	102.36
48 Months	16	1,999,817	0.27	124,989	672	100.51
60 Months	124	18,464,473	2.51	148,907	676	101.96
Other(1)	10	2,070,375	0.28	207,037	673	102.79
TOTAL	4,694	$736,873,430	100.00%	$156,982	706	102.41%

(1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.

BOND SUMMARY (to Call)

Class A-1
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	11.58	1.72	1.25	1.00	0.85	0.75
Modified Duration (at par)	10.49	1.68	1.23	0.99	0.84	0.74
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	10/25/2023	4/25/2007	3/25/2006	8/25/2005	4/25/2005	1/25/2005
Principal Payment Window (Months)	241	43	30	23	19	16

Class A-2
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	21.64	4.25	2.87	2.20	1.78	1.50
Modified Duration (at par)	16.21	3.97	2.73	2.11	1.72	1.46
First Principal Payment Date	10/25/2023	4/25/2007	3/25/2006	8/25/2005	4/25/2005	1/25/2005
Last Principal Payment Date	12/25/2026	9/25/2008	1/25/2007	3/25/2006	10/25/2005	6/25/2005
Principal Payment Window (Months)	39	18	11	8	7	6

Class A-3
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	24.76	6.44	4.13	3.00	2.34	1.95
Modified Duration (at par)	16.76	5.72	3.80	2.81	2.22	1.87
First Principal Payment Date	12/25/2026	9/25/2008	1/25/2007	3/25/2006	10/25/2005	6/25/2005
Last Principal Payment Date	11/25/2029	4/25/2012	10/25/2008	5/25/2007	5/25/2006	12/25/2005
Principal Payment Window (Months)	36	44	22	15	8	7

Class A-4
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.60	9.64	5.58	4.00	2.81	2.33
Modified Duration (at par)	16.15	7.86	4.91	3.63	2.62	2.19
First Principal Payment Date	11/25/2029	4/25/2012	10/25/2008	5/25/2007	5/25/2006	12/25/2005
Last Principal Payment Date	10/25/2030	5/25/2014	11/25/2009	1/25/2008	9/25/2006	3/25/2006
Principal Payment Window (Months)	12	26	14	9	5	4

Class A-5
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	27.71	12.39	7.67	5.00	3.70	2.64
Modified Duration (at par)	15.40	9.25	6.32	4.37	3.33	2.44
First Principal Payment Date	10/25/2030	5/25/2014	11/25/2009	1/25/2008	9/25/2006	3/25/2006
Last Principal Payment Date	1/25/2032	1/25/2018	5/25/2013	7/25/2009	1/25/2008	7/25/2006
Principal Payment Window (Months)	16	45	43	19	17	5

BOND SUMMARY (to Call)

Class A-6
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	28.48	15.02	10.50	7.49	5.46	3.99
Modified Duration (at par)	13.99	9.95	7.76	5.97	4.59	3.48
First Principal Payment Date	1/25/2032	1/25/2018	5/25/2013	7/25/2009	1/25/2008	7/25/2006
Last Principal Payment Date	3/25/2032	10/25/2018	4/25/2014	9/25/2011	12/25/2009	11/25/2008
Principal Payment Window (Months)	3	10	12	27	24	29

Class A-7
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	14.37	7.71	6.88	6.33	5.58	4.94
Modified Duration (at par)	9.88	6.21	5.68	5.31	4.78	4.31
First Principal Payment Date	10/25/2006	10/25/2006	10/25/2006	11/25/2006	2/25/2007	5/25/2007
Last Principal Payment Date	3/25/2032	10/25/2018	4/25/2014	9/25/2011	12/25/2009	11/25/2008
Principal Payment Window (Months)	306	145	91	59	35	19

Class M-1
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.89	10.18	7.04	5.33	4.42	4.00
Modified Duration (at par)	13.82	7.52	5.64	4.48	3.82	3.51
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	12/25/2006	1/25/2007
Last Principal Payment Date	3/25/2032	10/25/2018	4/25/2014	9/25/2011	12/25/2009	11/25/2008
Principal Payment Window (Months)	87	121	86	60	37	23

Class M-2
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.89	10.18	7.04	5.33	4.37	3.86
Modified Duration (at par)	13.25	7.36	5.55	4.42	3.74	3.37
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	10/25/2006	11/25/2006
Last Principal Payment Date	3/25/2032	10/25/2018	4/25/2014	9/25/2011	12/25/2009	11/25/2008
Principal Payment Window (Months)	87	121	86	60	39	25

Class M-3
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.89	10.17	7.04	5.32	4.34	3.82
Modified Duration (at 96.40%)	12.11	7.00	5.33	4.27	3.61	3.25
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	10/25/2006	11/25/2006
Last Principal Payment Date	3/25/2032	10/25/2018	4/25/2014	9/25/2011	12/25/2009	11/25/2008
Principal Payment Window (Months)	87	121	86	60	39	25

BOND SUMMARY (to Maturity)

Class A-1
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	11.58	1.72	1.25	1.00	0.85	0.75
Modified Duration (at par)	10.49	1.68	1.23	0.99	0.84	0.74
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	10/25/2023	4/25/2007	3/25/2006	8/25/2005	4/25/2005	1/25/2005
Principal Payment Window (Months)	241	43	30	23	19	16

Class A-2
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	21.64	4.25	2.87	2.20	1.78	1.50
Modified Duration (at par)	16.21	3.97	2.73	2.11	1.72	1.46
First Principal Payment Date	10/25/2023	4/25/2007	3/25/2006	8/25/2005	4/25/2005	1/25/2005
Last Principal Payment Date	12/25/2026	9/25/2008	1/25/2007	3/25/2006	10/25/2005	6/25/2005
Principal Payment Window (Months)	39	18	11	8	7	6

Class A-3
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	24.76	6.44	4.13	3.00	2.34	1.95
Modified Duration (at par)	16.76	5.72	3.80	2.81	2.22	1.87
First Principal Payment Date	12/25/2026	9/25/2008	1/25/2007	3/25/2006	10/25/2005	6/25/2005
Last Principal Payment Date	11/25/2029	4/25/2012	10/25/2008	5/25/2007	5/25/2006	12/25/2005
Principal Payment Window (Months)	36	44	22	15	8	7

Class A-4
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.60	9.64	5.58	4.00	2.81	2.33
Modified Duration (at par)	16.15	7.86	4.91	3.63	2.62	2.19
First Principal Payment Date	11/25/2029	4/25/2012	10/25/2008	5/25/2007	5/25/2006	12/25/2005
Last Principal Payment Date	10/25/2030	5/25/2014	11/25/2009	1/25/2008	9/25/2006	3/25/2006
Principal Payment Window (Months)	12	26	14	9	5	4

Class A-5
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	27.71	12.39	7.67	5.00	3.70	2.64
Modified Duration (at par)	15.40	9.25	6.32	4.37	3.33	2.44
First Principal Payment Date	10/25/2030	5/25/2014	11/25/2009	1/25/2008	9/25/2006	3/25/2006
Last Principal Payment Date	1/25/2032	1/25/2018	5/25/2013	7/25/2009	1/25/2008	7/25/2006
Principal Payment Window (Months)	16	45	43	19	17	5

BOND SUMMARY (to Maturity)

Class A-6
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	29.10	18.98	13.70	9.79	6.71	4.14
Modified Duration (at par)	14.11	11.36	9.25	7.23	5.35	3.58
First Principal Payment Date	1/25/2032	1/25/2018	5/25/2013	7/25/2009	1/25/2008	7/25/2006
Last Principal Payment Date	7/25/2033	1/25/2031	11/25/2025	12/25/2020	7/25/2017	12/25/2014
Principal Payment Window (Months)	19	157	151	138	115	102

Class A-7
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	14.37	7.73	6.95	6.53	6.34	6.32
Modified Duration (at par)	9.88	6.22	5.71	5.43	5.31	5.29
First Principal Payment Date	10/25/2006	10/25/2006	10/25/2006	11/25/2006	2/25/2007	5/25/2007
Last Principal Payment Date	5/25/2033	11/25/2030	9/25/2025	10/25/2020	4/25/2017	10/25/2014
Principal Payment Window (Months)	320	290	228	168	123	90

Class M-1
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.02	10.96	7.66	5.80	4.80	4.29
Modified Duration (at par)	13.85	7.84	5.96	4.76	4.08	3.72
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	12/25/2006	1/25/2007
Last Principal Payment Date	4/25/2033	10/25/2026	10/25/2020	10/25/2016	1/25/2014	2/25/2012
Principal Payment Window (Months)	100	217	164	121	86	62

Class M-2
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.00	10.73	7.47	5.64	4.63	4.06
Modified Duration (at par)	13.28	7.58	5.77	4.61	3.92	3.51
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	10/25/2006	11/25/2006
Last Principal Payment Date	2/25/2033	4/25/2024	7/25/2018	1/25/2015	8/25/2012	12/25/2010
Principal Payment Window (Months)	98	187	137	100	71	50

Class M-3
PPC	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.93	10.32	7.16	5.40	4.41	3.86
Modified Duration (at 96.40%)	12.11	7.05	5.39	4.31	3.66	3.28
First Principal Payment Date	1/25/2025	10/25/2008	3/25/2007	10/25/2006	10/25/2006	11/25/2006
Last Principal Payment Date	8/25/2032	7/25/2020	8/25/2015	9/25/2012	10/25/2010	6/25/2009
Principal Payment Window (Months)	92	142	102	72	49	32